Exhibit 99.1

                    CERTIFICATION OF CEO AND CFO PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         In connection with the Annual Report on Form 10-K/A of PS Partners IV, Ltd. (the "Partnership") for the year ended December 31, 2001 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), B. Wayne Hughes, as Chief Executive Officer of Public Storage, Inc. (through November 7,
2002), Ronald L. Havner, Jr., as Chief Executive Officer of Public Storage, Inc. (after November 7, 2002), and John Reyes, as Chief Financial Officer of Public Storage, Inc., each hereby certifies, pursuant to 18 U.S.C.ss.1350, as adopted pursuant toss.906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership.

/s/  B. Wayne Hughes
--------------------------------
Name:    B. Wayne Hughes
Title:   Individual General Partner of PS Partners IV, Ltd.
         Chief Executive Officer of Public Storage, Inc.
         (through November 7, 2002), Corporate General Partner
         Date:    February 12, 2003

/s/  Ronald L. Havner, Jr.
--------------------------------
Name:    Ronald L. Havner, Jr.
Title:   Chief Executive Officer of Public Storage, Inc.
         (after November 7, 2002), Corporate General Partner
Date:    February 12, 2003

/s/  John Reyes
--------------------------------
Name:    John Reyes
Title:   Chief Financial Officer of Public Storage, Inc.,
         Corporate General Partner
Date:    February 12, 2003

         This certification accompanies the Report pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by the Partnership for purposes of ss.18 of the Securities Exchange Act of 1934, as amended.